August 13, 1997

Securities Exhcange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentelmen:

We have been furnished with a copy of the response to Item 4 of form 8-K for the event that occurred on July 28, 1997, to be filed by our former client, Prime Cellular, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.


Very truly yours,


/s/ BDO Seidman, LLP
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BDO Seidman, LLP

NG/sel